SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C. 20549

                  ----------------------------------

                                FORM 8-K

                            CURRENT REPORT

                 Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934


                              October 18, 2005
                   ----------------------------------
                    (Date of earliest event report)


                        WEYERHAEUSER COMPANY
            (Exact name of registrant as specified in charter)

               Washington            1-4825            91-0470860
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            (State or other       (Commission        (IRS Employer
            jurisdiction of       File Number)       Identification
            incorporation or                             Number)
              organization)


                       Federal Way, Washington 98063-9777
                    (Address of principal executive offices)
                                   (zip code)

             Registrant's telephone number, including area code:
                                (253) 924-2345

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

-----	Written communications pursuant to Rule 425 under the Securities Act
	(17 CFR 230.425)
-----	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
	(17 CFR 240.14a-12)
-----	Pre-commencement communications pursuant to Rule 14d-2(b)
	under the Exchange Act(17 CFR 240.14d-2(b))
-----	Pre-commencement communications pursuant to Rule 13e-4(c)
	under the Exchange Act(17 CFR 240.13e-4(c))

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TABLE OF CONTENTS

Item 2.05.  Costs Associated with Exit or Disposal Activities
SIGNATURES

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                   SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON D.C., 20549

ITEM 2.05. COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES

	On October 18, 2005, Weyerhaeuser Company approved the closure of its plywood mill in Wright City, Oklahoma. The closure will be effective October 24, 2005. The plywood operation in Wright City has been closed since August 29, 2005 following a structural collapse of the building housing the plywood presses. In the interim the mill began making veneer and landscape timbers only. Approximately 100 plywood employees have been on layoff.

      Following engineering studies, and as part of a strategic review of the Company's plywood business, the decision was made to utilize other existing facilities in the system to replace Wright City's veneer and plywood production, in lieu of making a capital investment in the Wright City plant.

	The company is unable in good faith at this time to make a determination of the estimated charges and expenditures to be incurred in connection with the closure of the Wright City plywood mill and will file an amended report on Form 8-K as soon as such charges and expenditures are determined.

SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          WEYERHAEUSER COMPANY

                                     By   /s/ Steven J. Hillyard
                                          ---------------------------
                                     Its: Vice President and
                                          Chief Accounting Officer
Date:  October 18, 2005
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